UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015

ZIMMER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On March 10, 2015, Zimmer Holdings, Inc. (the “Company” or “Zimmer”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the public offering of $500,000,000 aggregate principal amount of the Company’s 1.450% notes due 2017 (the “2017 notes”), $1,150,000,000 aggregate principal amount of the Company’s 2.000% notes due 2018 (the “2018 notes”), $1,500,000,000 aggregate principal amount of the Company’s 2.700% notes due 2020 (the “2020 notes”), $750,000,000 aggregate principal amount of the Company’s 3.150% notes due 2022 (the “2022 notes”), $2,000,000,000 aggregate principal amount of the Company’s 3.550% notes due 2025 (the “2025 notes”), $500,000,000 aggregate principal amount of the Company’s 4.250% notes due 2035 (the “2035 notes”) and $1,250,000,000 aggregate principal amount of the Company’s 4.450% notes due 2045 (the “2045 notes” and collectively with the 2017 notes, the 2018 notes, the 2020 notes, the 2022 notes, the 2025 notes and the 2035 notes, the “Notes”).

The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, the Company has agreed to indemnify the Underwriters against certain liabilities on customary terms. The sale of the Notes is scheduled to close on March 19, 2015, subject to the satisfaction of customary closing conditions. In the ordinary course of their business, the Underwriters and certain of their affiliates have in the past and may in the future engage in investment and commercial banking and other transactions of a financial nature with the Company or its affiliates, including the provisions of certain advisory services and the making of loans to the Company and its affiliates.

The Notes will be issued pursuant to the third supplemental indenture to the Indenture (the “Indenture”) dated as of November 17, 2009 between the Company and Wells Fargo Bank, National Association, as trustee. The 2017 notes bear interest at a rate of 1.450% per annum and mature on April 1, 2017. The 2018 notes bear interest at a rate of 2.000% per annum and mature on April 1, 2018. The 2020 notes bear interest at a rate of 2.700% per annum and mature on April 1, 2020. The 2022 notes bear interest at a rate of 3.150% per annum and mature on April 1, 2022. The 2025 notes bear interest at a rate of 3.550% per annum and mature on April 1, 2025. The 2035 notes bear interest at a rate of 4.250% per annum and mature on August 15, 2035. The 2045 notes bear interest at a rate of 4.450% per annum and mature on August 15, 2045. Interest on the 2017 notes, the 2018 notes, the 2020 notes, the 2022 notes and the 2025 notes is payable semi-annually and in arrears on April 1 and October 1 of each year, commencing on October 1, 2015. Interest will be paid to the holders of record of such Notes at the close of business on the March 15 and September 15 immediately preceding the related interest payment date. Interest on the 2035 notes and the 2045 notes is payable semi-annually and in arrears on February 15 and August 15 of each year, commencing on August 15, 2015. Interest will be paid to the holders of record of such Notes at the close of business on the February 1 and August 1 immediately preceding the related interest payment date.

The offering of the Notes was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-184791), the prospectus dated November 6, 2012, and the related prospectus supplement dated March 10, 2015.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The Indenture was incorporated by reference into the Registration Statement.

ITEM 8.01	Other Events.

The Company is filing with this Current Report on Form 8-K as Exhibit 99.1, unaudited pro forma condensed combined financial information of Zimmer and LVB Acquisition, Inc. that reflects the terms of the Notes.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement dated as of March 10, 2015 among Zimmer Holdings, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Exhibit 99.1	Unaudited Pro Forma Condensed Combined Financial Information

Additional Information and Where to Find It

Zimmer filed with the Securities and Exchange Commission (the “SEC”), and the SEC declared effective on September 29, 2014, a registration statement on Form S-4 that includes a consent solicitation statement of LVB Acquisition, Inc. (“LVB”), the parent company of Biomet, Inc. (“Biomet”) that also constitutes a prospectus of Zimmer. INVESTORS AND SECURITYHOLDERS OF LVB ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER FILINGS MADE WITH THE SEC IN CONNECTION WITH THE MERGER CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The registration statement and consent solicitation statement/prospectus and other documents filed by Zimmer with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. You may also read and copy any reports, statements and other information filed by Zimmer, LVB and Biomet with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room. Certain executive officers and directors of LVB have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that the Company’s actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. For further discussion of risks and uncertainties, individuals should refer to the Company’s other filings with the SEC. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K, other than as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2015

ZIMMER HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement dated as of March 10, 2015 among Zimmer Holdings, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Exhibit 99.1	Unaudited Pro Forma Condensed Combined Financial Information